Investments In Unconsolidated Businesses (Schedule Of Summarized Financial Information For Equity Investees, Balance Sheet) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Investments In Unconsolidated Business [Abstract]
Current Assets	$ 3,720	$ 3,620
Noncurrent Assets	8,469	7,568
Total Assets	12,189	11,188
Current liabilities	6,123	5,509
Noncurrent liabilities	8	8
Equity	6,058	5,671
Total liabilities and equity	$ 12,189	$ 11,188